Coliseum Holdings I, LLC     Exhibit 10.8
105 Rowayton Avenue
Rowayton, Connecticut 06853

September 27, 2024
Lazydays Holdings, Inc.
4042 Park Oaks Blvd, Suite 350
Tampa, Florida 33610
Attention: Ronald Fleming
Stoel Rives LLP
760 SW Ninth Avenue, Suite 3000
Portland, Oregon 97205
Attention: Brant J. Norquist

Re:    Limited Waiver of Defaults

To Whom It May Concern:

Reference is made to that certain Loan Agreement dated as of December 29, 2023, between Coliseum Holdings I, LLC, a Delaware limited liability company (“Lender”), and LD Real Estate, LLC, Lazydays RV of Ohio, LLC, Airstream of Knoxville at Lazydays RV, LLC, Lone Star Acquisition LLC and Lazydays Land of Phoenix, LLC (individually and collectively as the context may require, “Borrower”), as amended by that certain First Amendment to Loan Agreement, dated as of May 15, 2024 (collectively, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). Any term capitalized but not defined in this letter (this “Letter”) shall have the meaning ascribed to it in the Loan Agreement.

Borrower provided notice to Lender of the filing of a mechanic’s, materialman’s, construction or similar-type Lien against the Surprise Individual Property by Big-D Construction Southwest, LLC on September 12, 2024 securing a claim in the amount of $1,010,288.83 (the “Big-D Lien”). Borrower has further advised Lender that it anticipates the filing of additional similar Liens against one or more Properties (such Liens, together with the Big-D Lien, collectively, the “Specified Liens”).

By sending this Letter, Lender hereby agrees that, notwithstanding anything to the contrary in the Loan Agreement (including Sections 4.2.2, 10.1(a)(viii) and 10.1(a)(xi) thereof), but subject to the conditions set forth in this Letter, the filing of the Big-D Lien, and the future filing of any other Specified Liens, shall not constitute a Default or Event of Default under the Loan Agreement to the extent the same are discharged of record (by payment, bonding or otherwise) by the earlier to occur of (x) one hundred twenty (120) days following Borrower’s receipt of notice of or otherwise obtaining knowledge regarding any Specified Lien and (y) thirty (30) days following the filing of a foreclosure action with respect to any Specified Lien; provided that the deadlines described in the previous clause (x) or (y) may be extended by the Lender from time to time by the Lender’s delivery of written notice thereof to the Borrowers in a writing (which may be delivered by electronic mail).
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This waivers set forth in this Letter shall cease to apply if at any time there is an “Event of Default” (as defined in the M&T Facility) that has occurred and is continuing and with respect to which there is no currently effective waiver from the M&T Credit Agreement Administrative Agent and the lenders under the M&T Facility.
This Letter shall be limited precisely as written and relates solely to the Specified Liens and the related provisions of the Loan Agreement in the manner and to the extent described above, and nothing in this Letter shall constitute a waiver of any other Default or Event of Default, known or unknown, under the Loan Documents except as expressly described above.
Other than expressly set forth herein, the Letter shall not constitute a waiver, modification, alteration, amendment or release of any of Lender’s various rights, powers or remedies against Borrower or Guarantor pursuant to the Loan Documents or applicable law, nor is anything contained in this Letter is intended to modify any of the terms of the Loan Documents, including the Guaranty, all of which remain in full force and effect in accordance with their respective terms.
This letter shall not constitute a course of dealing obligating Lender to provide any additional or other accommodations, financial or otherwise, to Borrower or Guarantor or any other party to any Loan Document at any time, or constitute a commitment or any agreement to make a commitment with respect to any possible waiver, amendment, consent or other modification of the terms provided in the Loan Documents.
It is expressly acknowledged and agreed that, except as expressly set forth herein, nothing herein or in any previous or subsequent communications between Lender and Borrower, and their respective agents, attorneys and representatives, prevents Lender from exercising any right or remedy under any of the Loan Documents with respect to any Default or Event of Default thereunder. All of the rights, remedies or options in law or equity of Lender under the Loan Documents, including the Guaranty, being hereby expressly reserved by Lender. Any agreement by Lender, including any agreement to forbear, modify the Loan Documents, including the Guaranty, or waive any rights or remedies, must be in writing and signed by an authorized representative of Lender; no oral or implied agreement of any kind will be recognized or enforceable.

This Letter shall be governed, construed, applied and enforced in accordance with the laws of the state of New York and the applicable laws of the United States of America.

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                        Sincerely,

LENDER:
COLISEUM HOLDINGS I, LLC, a Delaware limited liability company

By:    /s/ Christopher Shackelton________________
Name: Christopher Shackelton
Title: Authorized Signatory
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ACKNOWLEDGED AND AGREED:

BORROWER:
LD REAL ESTATE, LLC, a Delaware limited liability company

By:    /s/ Ronald Fleming____________________
Name: Ronald Fleming
Title: Interim CEO

LAZYDAYS RV OF OHIO, LLC, a Delaware limited liability company

By:    /s/ Ronald Fleming__________________
Name: Ronald Fleming
Title: Interim CEO

AIRSTREAM OF KNOXVILLE AT LAZYDAYS RV, LLC, a Delaware limited liability company

By:    /s/ Ronald Fleming____________________
Name: Ronald Fleming
Title: Interim CEO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
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LONE STAR ACQUISITION LLC,, a Delaware limited liability company

By:    /s/ Ronald Fleming______________________
Name: Ronald Fleming
Title: Interim CEO

LAZYDAYS LAND OF PHOENIX, LLC, a Delaware limited liability company

By:    /s/ Ronald Fleming_____________________
Name: Ronald Fleming
Title: Interim CEO

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